Share-based compensation	12 Months Ended
Mar. 31, 2021
Share-based Payment Arrangement [Abstract]
Share-based compensation

23.	Share-based compensation
On September 27, 2012, the Company adopted 2012 Global Share Plan (the “2012 Plan”) and reserved 1,061,500 ordinary shares for share options to be granted to the Company’s employees and non-employees
(the “Participants”). On August 1, 2018, the Company adopted 2018 Global Share Plan (the “2018 Plan”) to replace 2012 Plan and increased the reserved ordinary shares to 5,987,836 in total for future grants of share options. On September 1, 2020, the Company amended the 2018 Global Share Plan and increased the authorized reserved shares from 5,987,836 to 8,987,836.
Except for share options granted to certain senior management personnel during the years ended March 31, 2015 and 2016, which were immediately fully vested and exercisable once granted, other share options granted to employees and non-employees
under the 2012 and 2018 Plans will generally be exercisable upon the Company’s completion of a Qualified IPO or a defined corporate transactions (i.e. change of control, etc.) and the employees render services to the Company in accordance with the stipulated service schedules. The employee participants are generally subject to a four-year service schedule, under which the employees earn an entitlement to vest in 25% of their option grants at the end of each year of completed service.
For the years ended March 31, 2020 and 2021, 915,097 and 998,000 share options were granted to the Participants respectively. In April 2019, certain management Participants of the Company exercised 1,299,954 share options with exercise price of US$0.001 per share.

The following table sets forth the share options activity for the years ended March 31, 2020 and 2021:

	Number of shares	Weighted average exercise price US$	Weighted average remaining contractual term	Aggregate intrinsic value US$	Weighted average fair value US$
Outstanding as of March 31, 2019	5,686,454	1.49	5.8610	34,717	1.68

Exercisable as of March 31, 2019	1,299,954	0.001	5.5679	9,878	1.83

Granted	915,097	4.03	—	—	5.02
Exercised	(1,299,954)	0.001	—	—	—
Forfeited	(444,625)	2.45	—	—	1.89
Outstanding as of March 31, 2020	4,856,972	2.26	6.6680	39,472	2.72

Exercisable as of March 31, 2020	—	—	—	—	—

Granted	998,000	4.13	—	—	2.49
Forfeited	(342,750)	3.49	—	—	4.00
Outstanding as of March 31, 2021	5,512,222	3.36	6.32	29,360	3.28

Exercisable as of March 31, 2021	—	—	—	—	—

The aggregate intrinsic value is calculated as the difference between the exercise price of the options and the estimated fair value of the underlying shares of US$33,010,332, US$39,471,589 and US$29,359,582 at March 31, 2019, 2020 and 2021, respectively.
As of March 31, 2020 and 2021, there were US$12,954,410 and US$3,212,747 of unrecognized share-based compensation expenses related to share options granted by the Company, which were expected to be recognized over a weighted-average vesting period of 6.7 and 6.3 years, respectively
Options granted to Participants were measured at fair value on the dates of grant using the Binomial Option Pricing Model with the following assumptions:

	Year ended March 31, 2020	Year ended March 31, 2021
Expected volatility	43.49%	44.41%
Risk-free interest rate	0.87%	0.94%
Exercise multiple	2.8/2.2	2.8/2.2
Expected dividend yield	0%	0%
Contractual term (in years)	10	10
The expected volatility was estimated based on the historical volatility of comparable peer public companies with a time horizon close to the expected term of the Company’s options. The risk-free interest rate was estimated based on the yield to maturity of U.S. treasury bonds denominated in US$ for a term consistent with the expected term of the Company’s options in effect at the option valuation date. The expected exercise multiple was estimated as the average ratio of the stock price to the exercise price of when employees would decide to voluntarily exercise their vested options. As the Company did not have sufficient information of past employee exercise history, it was estimated by referencing to a widely-accepted academic research publication. The expected dividend yield is zero as the Company has never declared or paid any cash dividends on its shares, and the Company does not anticipate any dividend payments in the foreseeable future. The expected term is the contract life of the option.

For the Company’s share options granted to the Participants, the completion of a Qualified IPO is considered to be a performance condition of the awards. A Qualified IPO is not considered to be probable until it is completed. Under ASC 718, compensation cost should be accrued if it is probable that the performance condition will be achieved. As a result, no compensation expense will be recognized related to these options until the completion of a Qualified IPO, and hence no share-based compensation expense was recognized for the years ended March 31, 2020.Upon the completion of the IPO, the Company recorded RMB44.1 million of cumulative share-based compensation expenses for those options for which the vesting conditions have been satisfied as of such date. For the year ended March 31, 2021, additional RMB10.9 millions of share-based compensation expense was recorded.
The fair value of options granted to the Participants for the years ended March 31, 2020 and 2021 was amounting to US$3.86 million and US$4.12million, respectively.